EXHIBIT 10.7

Contract of Monetary Loan for Consumption

Translated From Japanese

September 29, 2006

K.K. Mitsui Sumitomo bank

	Place:	West Shinjuku Showa bldg. 11F, 1-13-12, Nishi-Shinjuku, Shinjuku-ku. Tokyo
Principal	Name:	K.K. Global Hotline
Hideki Anan
Joint Surety	Place:	3-13-10 Yoyogi, Shibuya-ku, Tokyo
	Name:	Hideki Anan

Article 1 (Loan Guidelines)

The debtor has certainly loaned and acknowledged receipt, through the articles below, from the bank by agreeing on the articles in the banking transaction agreement as well as the articles in this contract.

Loan Content

1. Loan Amount	30,000,000 YEN

2. Fund Allocation:	Working Fund
3. Final Repayment Due Date:	September 29, 2013
4. The debtor will use the guarantee from Tokyo Credit Guarantee Association

-----------------------------------------------------                    Bank Use Only                    -----------------------------------------------------

Loan Interest/Method of Repayment/Method of Interest Payment

5. Loan Interest

Yearly	2.125%	Basic Interest Rate	Debtor’s short-term prime rate

If the basic interest rate is other than the fixed interest rate, loan interest is to change according to article 4

6. Method of Repayment/Method of Interest Payment

(1)	Equal monthly payments of principal (including lump sum repayment on the due date)

			Date and term of repayment			Number of times	Each amount of repayment
		First Time	October 31, 2006				357,000 YEN
P r i n c i p a l	Each Repayment	Second Time and after	From November 2006 to August 2013; Last day of every month			82	357,000 YEN
	Time appointed for repayment		Final repayment due				369,000YEN
I n t e r e s t	Method of payment		Advance Payment			payment interval after second payment	Every one month
	First time payment date		September 29,2006	Second payment date	October 31,2006	payment date after second payment	Every end of month

Direct debt of repayment amount and interest

7. Settlement Account (debtor’s name)

Name of bank	Item	Account Number	Account Name
Nakano branch	Saving Account	4085101	K.K. Global Hotline

8. Date of direct debt

Trade date established by the above stated article 6. (However, if the trade date coincides with the bank’s holiday, then the next working day.)